Exhibit 32.1

CERTIFICATION

    In connection with the Quarterly Report on Form 10-Q of Veritex Holdings, Inc. (the “Company”) for the quarter ended March 31, 2023 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, C. Malcolm Holland, III, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman of the Board & Chief Executive Officer
Date: May 10, 2023